1
EXHIBIT 32.1

CERTIFICATION

OF PERIODIC REPORT

I, John P. D. Cato, Chairman, President

and Chief Executive

Officer

of The Cato Corporation

(the
“Company”),

certify, pursuant to Section 906 of the Sarbanes-Oxley

Act of 2002, 18 U.S.C. Section 1350,
that on

the date

of this

Certification:

1.

the Form

10-Q

of the Company

for the

quarter

ended August

1, 2020

(the “Report”)

fully complies

with
the requirements

of Section

13(a) or

15(d) of

the Securities

Exchange

Act of

1934; and

2.

the information

contained

in the Report

fairly presents,

in all material

respects,

the financial

condition

and
results

of operations

of the Company.
Dated: August 27, 2020

/s/ John P.

D. Cato

John P.

D. Cato

Chairman, President and

Chief Executive Officer